UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2016

Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 201-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 25, 2016, Neal L. Patterson, Chairman and Chief Executive Officer of Cerner Corporation delivered a note to clients, shareholders and colleagues informing them of a recently diagnosed medical condition. A copy of his note is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
d)     Exhibits
99.1 Note from Neal L. Patterson, Chairman and Chief Executive Officer of Cerner Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: January 25, 2016	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Note from Neal L. Patterson, Chairman and Chief Executive Officer of Cerner Corporation